                      AGREEMENT AND PLAN OF REORGANIZATION

            THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 2nd day of May, 2000, among Empire Communications Corp., a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); and the stockholders of Front Porch as listed on Exhibit A hereto, who execute and deliver a copy of the Agreement (the "Front Porch Stockholders").

                             W I T N E S S E T H:

                                    RECITALS

            WHEREAS, the respective Boards of Directors of Empire and Front Porch have adopted resolutions pursuant to which Empire shall acquire and the Front Porch Stockholders shall exchange 100% of the outstanding common stock of Front Porch; and

            WHEREAS, the sole consideration for 100% interest in Front Porch shall be the exchange of $0.001 par value common stock of Empire (which shares are all "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission) as outlined in Exhibit A; and

            WHEREAS, the Front Porch Stockholders shall acquire in exchange the "restricted securities" of Empire in a reorganization within the meaning of
Section 368(a)(1)(B), Section 351 or other available sections, laws or rules and regulations of the Internal Revenue Code of 1986, as amended, to the extent applicable;

            NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                    Section 1

                                Exchange of Stock

         1.1 Number of Shares. The Front Porch Stockholders agree to transfer to Empire at the closing (the "Closing") 100% of the outstanding securities of Front Porch, listed in Exhibit A, which is attached hereto and incorporated herein by reference (the "Front Porch Shares"), in exchange for 9,440,000 shares of common stock of Empire, as outlined in Exhibit A, on a one for one basis. Taking into account the current outstanding shares of Empire's common stock, amounting to 46,400,000 shares and the proposed cancellation of 40,000,000 of these shares in accordance with Section 1.5 hereof, there will be 15,840,000 outstanding shares of the reorganized Empire on the Closing.

         1.2 Delivery of Certificates by Front Porch Stockholders. The transfer of the Front Porch Shares by the Front Porch Stockholders shall be effected by the delivery to Empire at the Closing of stock certificate or certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank with all signatures witnessed or guaranteed to the satisfaction of Empire and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Front Porch Stockholders' expense.

         1.3 Further Assurances. At the Closing and from time to time thereafter, the Front Porch Stockholders shall execute such additional instruments and take such other action as Empire may request in order to exchange and transfer clear title and ownership in the Front Porch Shares to Empire.

         1.4 Change of Name and Designation and Election of New Directors. At or simultaneous with the Closing, the Board of Directors and the majority stockholders of Empire shall have adopted all resolutions required or necessary to (i) change the name of Empire to "Front Porch Digital Inc." or some similar name selected by the Board of Directors and to (ii) designate and elect the following nominees of Front Porch to serve on the Board of Directors of Empire, until the next annual meeting of the stockholders of Empire and until their respective successors are elected and qualify or their prior resignations or terminations:

                                    Jay Yogeshwar
                                    Donald Maggi
                                    Richard Mammone

         1.5 Cancellation of Shares and Resignation of Current Director and Executive Officer. Susan M. Grant, the sole director and executive officer of Empire, shall, at or simultaneous with the Closing, (i) cancel to the treasury of Empire the 40,000,000 shares of common stock of Empire presently owned by her in consideration of the sum of $50,000; and (ii) following the designation and election of the nominees of Front Porch to the Board of Directors of Empire, resign as an officer and a director of Empire.

         1.6 Filing of Reports with the Securities and Exchange Commission. Prior to the Closing, Empire shall have filed its 10-KSB Annual Report for the year ended December 31, 1999, with the Securities and Exchange Commission, at its sole cost and expense, which costs and expenses shall have been paid in full prior to Closing; and Empire shall cause an 8-K Current Report to be dated as of the Closing concerning this Agreement to be timely filed with the Securities and Exchange Commission, at its sole cost and expense, which costs and expenses shall have been paid in full prior to Closing.

         1.7 Outstanding Warrants and Stock Options of Front Porch. Empire shall issue and exchange warrants and stock options to acquire shares of its common stock on like terms in exchange for the present outstanding warrants or stock options to acquire common stock of Front Porch, subject to the consent of the Front Porch warrant holders.

                                    Section 2

                                     Closing

            The Closing contemplated by Section 1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, on or before ten days following the execution and delivery of this Agreement, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                    Section 3

              Representations and Warranties of Empire and Grant

            Empire and Grant, jointly and severally, represent and warrant to, and covenant with, the Front Porch Stockholders and Front Porch as follows:

         3.1 Corporate Status. Empire is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. Empire is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations. Such securities are nominally quoted on the OTC Bulletin Board of the NASD under the symbol "EPCN." Empire files reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended; such reports are accurate in every material respect; and Empire is "current" in all such filing requirements. Such reports do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         3.2 Capitalization. The authorized capital stock of Empire consists of 50,000,000 shares of $0.001 par value common voting stock, of which approximately 46,400,000 shares are issued and outstanding, all fully paid and non-assessable; and 5,000,000 shares of $0.001 par value preferred stock, none of which are issued and outstanding. There are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or preferred stock of Empire.

         3.3 Financial Statements. The financial statements of Empire furnished to the Front Porch Stockholders and Front Porch, consisting of audited financial statements for the years ended December 31, 1999 and 1998, attached hereto as Exhibit B and incorporated herein by reference, are correct and fairly present the financial condition of Empire at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit C, which is attached hereto and incorporated herein by reference.

         3.4 Undisclosed Liabilities. Empire has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit C.

         3.5 Interim Changes. Since the date of its balance sheets, except as set forth in Exhibit C, there have been no (1) changes in financial condition, assets, liabilities or business of Empire which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of Empire, payments of any dividend or other distribution in respect of any class of stock of Empire, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to anyone.

         3.6 Title to Property. Empire has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of Empire are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit C, with respect to which no default exists.

         3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of Empire, threatened, against or relating to Empire, its properties or business, except as set forth in Exhibit C. Further, no officer, director or person who may be deemed to be an "affiliate" of Empire is party to any material legal proceeding which could have an adverse effect on Empire (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Empire.

         3.8 Books and Records. From the date of this Agreement to the Closing, Empire will (1) give to the Front Porch Stockholders and Front Porch or their respective representatives full access during normal business hours to all of Empire's offices, books, records, contracts and other corporate documents and properties so that the Front Porch Stockholders and Front Porch or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Empire as the Front Porch Stockholders and Front Porch or their respective representatives may reasonably request.

         3.9 Tax Returns. Empire has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

         3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), Empire and its representatives will keep confidential any information which they obtain from the Front Porch Stockholders or from Front Porch concerning the properties, assets and business of Front Porch. If the transactions contemplated by this Agreement are not consummated by May 31, 2000, Empire will return to Front Porch all written matter with respect to Front Porch obtained by Empire in connection with the negotiation or consummation of this Agreement.

         3.11 Corporate Authority. Empire has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to the Front Porch Stockholders and Front Porch or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by Empire's officers and performance thereunder, and that the directors adopting and delivering such resolutions are the duly elected and incumbent directors of Empire.

         3.12 Due Authorization. Execution of this Agreement and performance by Empire hereunder have been duly authorized by all requisite corporate action on the part of Empire, and this Agreement constitutes a valid and binding obligation of Empire and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Empire.

         3.13 Environmental Matters. Empire has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Empire or Empire' predecessors. In addition, to the best knowledge of Empire, there are no substances or conditions which may support a claim or cause of action against Empire or any of Empire' current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

         3.14 Access to Information Regarding Front Porch. Empire acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting Front Porch and Front Porch's present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Front Porch, and with the legal and accounting firms of Front Porch, with respect to such documentation; and that to the extent requested, all questions raised have been answered to Empire's complete satisfaction.

                                    Section 4

           Representations, Warranties and Covenants of Front Porch

            Front Porch represents and warrants to, and covenants with, Empire and Grant as follows:

         4.1 Ownership. The Front Porch Stockholders own the Front Porch Shares free and clear of any liens or encumbrances of any type or nature whatsoever, and each has full right, power and authority to convey the Front Porch Shares owned without qualification.

         4.2 Corporate Status. Front Porch is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is licensed or qualified as a foreign corporation in all states or foreign countries and provinces in which the nature of Front Porch's business or the character or ownership of Front Porch properties makes such licensing or qualification necessary.

         4.3 Capitalization. The authorized capital stock of Front Porch consists of 35,000,000 shares of common stock, $0.001 par value per share, of which 9,440,000 shares are issued and outstanding, all fully paid and non-assessable. Except as otherwise provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common stock of Front Porch. Front Porch has outstanding warrants entitling certain warrant holders to acquire an aggregate of 7,400,000 shares of its common stock at an exercise price of $0.50 per share and outstanding stock options entitling certain option holders to acquire an aggregate of 2,622,500 shares of its common stock at an exercise price of $.50 per share; all warrants and stock options are for a period of five years. These warrants and stock options, subject to the consent of the warrant holders, shall be exchanged for like warrants or stock options, as applicable, of Empire in accordance with Section 1.7 hereof.

         4.4 Financial Statements. The financial statements of Front Porch furnished to Empire, consisting of an unaudited balance sheet and statement of operations as of March 22, 2000, attached hereto as Exhibit D and incorporated herein by reference, are correct and fairly present the financial condition of Front Porch as of these dates and for the periods involved, and such statements were prepared by management in good faith from the books and records of Front Porch, and no material adverse change has occurred in the matters disclosed therein, except as indicated in Exhibit E, which is attached hereto and incorporated herein by reference.

         4.5 Undisclosed Liabilities. Front Porch has no material liabilities of any nature except to the extent reflected or reserved against in the unaudited balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit E attached hereto and incorporated herein by reference.

         4.6 Interim Changes. Since the date of the unaudited balance sheet, except as set forth in Exhibit E, there have been no (1) changes in the financial condition, assets, liabilities or business of Front Porch which, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of Front Porch, payment of any dividend or other distribution in respect of the capital stock of Front Porch, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

         4.7 Title to Property. Front Porch has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in the unaudited balance sheet, and the properties and assets of Front Porch are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the unaudited balance sheet or in Exhibit E, with respect to which no default exists.

         4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of Front Porch, threatened, against or relating to Front Porch or its properties or business, except as set forth in Exhibit E. Further, no officer, director or person who may be deemed to be an affiliate of Front Porch is party to any material legal proceeding which could have an adverse effect on Front Porch (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Front Porch.

         4.9 Books and Records. From the date of this Agreement to the Closing, the Front Porch Stockholders will cause Front Porch to (1) give to Empire and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Empire may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Front Porch as Empire may reasonably request.

         4.10 Tax Returns. Front Porch has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

         4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), Front Porch, the Front Porch Stockholders and their representatives will keep confidential any information which they obtain from Empire concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by May 31, 2000, Front Porch and the Front Porch Stockholders will return to Empire all written matter with respect to Empire obtained by them in connection with the negotiation or consummation of this Agreement.

         4.12 Investment Intent. The Front Porch Stockholders are acquiring the shares to be exchanged and delivered to them under this Agreement for investment and not with a view to the sale or distribution thereof, and the Front Porch Stockholders have no commitment or present intention to liquidate Empire or to sell or otherwise dispose of the Empire shares. The Front Porch Stockholders shall execute and deliver to Empire on the Closing an Investment Letter attached hereto as Exhibit F and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the shares of Empire being received under this Agreement in exchange for the Front Porch Shares; receipt of certain material information regarding Empire; and whereby each is compromising and/or waiving any claims each has or may have against Front Porch by reason of the purchase of any securities of Front Porch by each or any of them prior to the Closing of the Agreement.

         4.13 Corporate Authority. Front Porch has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to Empire or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

         4.14 Due Authorization. Execution of this Agreement and performance by Front Porch hereunder have been duly authorized by all requisite corporate action on the part of Front Porch, and this Agreement constitutes a valid and binding obligation of Front Porch and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Front Porch.

         4.15 Environmental Matters. Front Porch and the Front Porch Stockholders have no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Front Porch or its predecessors. In addition, to the best knowledge of Front Porch, there are no substances or conditions which may support a claim or cause of action against Front Porch or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

         4.16 Access to Information Regarding Empire. Front Porch and the Front Porch Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Empire and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Empire, and with the legal and accounting firms of Empire, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                    Section 5

              Conditions Precedent to Obligations of Front Porch
                        and the Front Porch Stockholders

            All obligations of Front Porch and the Front Porch Stockholders under this Agreement are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

         5.1 Representations and Warranties True at Closing. The representations and warranties of Empire and Grant contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

         5.2 Due Performance. Empire shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

         5.3 Officers' Certificate. Front Porch and the Front Porch Stockholders shall have been furnished with a certificate signed by the President of Empire, in such capacity, attached hereto as Exhibit G and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Empire contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit B hereto), there has been no material adverse change in the financial condition, business or properties of Empire, taken as a whole.

         5.4 Books and Records. Empire or Grant shall have caused Empire to make available all books and records of Empire, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Front Porch at Closing.

                                    Section 6

                 Conditions Precedent to Obligations of Empire

            All obligations of Empire under this Agreement are subject, at Empire's option, to the fulfillment, before or at the Closing, of each of the following conditions:

         6.1 Representations and Warranties True at Closing. The representations and warranties of Front Porch contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

         6.2 Due Performance. Front Porch and the Front Porch Stockholders shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.

         6.3 Officers' Certificate. Empire shall have been furnished with a certificate signed by the Chief Executive Officer of Front Porch, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Front Porch and the Front Porch Stockholders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit D), there has been no material adverse change in the financial condition, business or properties of Front Porch, taken as a whole.

         6.4 Books and Records. The Front Porch Stockholders or the Board of Directors of Front Porch shall have caused Front Porch to make available all books and records of Front Porch, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Empire at Closing.

         6.5 Front Porch Stockholders' Consent. The Front Porch Stockholders owning not less than 85% of the outstanding securities of Front Porch shall have executed and delivered this Agreement.

                                    Section 7

                                   Termination

            Prior to Closing, this Agreement may be terminated (1) by mutual consent in writing; (2) by either the directors of Empire or Front Porch and the Front Porch Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the directors of Empire or Front Porch and the Front Porch Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                    Section 8

                               General Provisions

         8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         8.2 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Agreement, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

         8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

                  If to Empire:           545 West 150 South
                                          Springville, Utah 84663

                  With a copy to:         Leonard W. Burningham, Esq.
                                          455 East 500 South, #205
                                          Salt Lake City, Utah 84111

                  If to Front Porch:      1810 Chapel Avenue West, Suite 130
                                          Cherry Hill, New Jersey 08002

                  With a copy to:         Eric M. Hellige, Esq.
                                          Pryor Cashman Sherman & Flynn LLP
                                          410 Park Avenue
                                          New York, New York 10022

                  If to the Front Porch
                  Stockholders:           To the addresses listed on Exhibit A

         8.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

         8.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         8.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

         8.8 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

         8.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

            IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

                                   EMPIRE COMMUNICATIONS CORP.


Date:   May 2, 2000                By /s/ Susan M. Grant
                                      -------------------------------
                                      Susan M. Grant, President


Date:   May 2, 2000                /s/ Susan M. Grant
                                   ----------------------------------
                                   Susan M. Grant, Individually


                                   FRONT PORCH DIGITAL INC.


Date:    May 2, 2000               By /s/ Jay Yogeshwar
                                      -------------------------------
                                      Jay Yogeshwar, CEO

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Andreas Moschonikolakis
                                    ----------------------------
                                    Name (Please Print)


                                    /s/Andreas Moschonikolakis
                                    ----------------------------
                                    Signature


                                    163 Van Brackle Road
                                    ----------------------------
                                    Address

                                    Aberdeen, N.J.  07747
                                    ----------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Melanie R. Fendt
                                    ----------------------------
                                    Name (Please Print)


                                    /s/Melanie R. Fendt
                                    ----------------------------
                                    Signature


                                    18 Dean Lane
                                    ----------------------------
                                    Address

                                    Cherry Hill, N.J.  08034
                                    ----------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Frederick M. Venzie III
                                    ----------------------------
                                    Name (Please Print)


                                    /s/Frederick M. Venzie III
                                    ----------------------------
                                    Signature


                                    109 Crooked Lane
                                    ----------------------------
                                    Address

                                    Cherry Hill, N.J.  08034
                                    ----------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Frances D'Amato Hetherington
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Frances D'Amato Hetherington
                                    ---------------------------------
                                    Signature


                                    30 Dean Lane
                                    ---------------------------------
                                    Address

                                    Cherry Hill, N.J.  08034
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Domenic Polimeni
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Domenic Polimeni
                                    ---------------------------------
                                    Signature


                                    122 Watkins Avenue
                                    ---------------------------------
                                    Address

                                    Gibbstown, N.J.  08027
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Anna Richmond
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Anna Richmond
                                    ---------------------------------
                                    Signature


                                    1032 Walnut Avenue
                                    ---------------------------------
                                    Address

                                    Woodbury Heights, N.J.  08097
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Michael S. Thaler
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Michael S. Thaler
                                    ---------------------------------
                                    Signature


                                    2 Dickens Avenue
                                    ---------------------------------
                                    Address

                                    Dix Hills, NY  11746
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Bob R. Gupta
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Bob R. Gupta
                                    ---------------------------------
                                    Signature

                                    1 Pickering Drive
                                    ---------------------------------
                                    Address

                                    Robbinsville, N.J.  08691
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Jay Yogeshwar
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Jay Yogeshwar
                                    ---------------------------------
                                    Signature


                                    34 Anthony Lane
                                    ---------------------------------
                                    Address

                                    Lawrenceville, N.J.  08648
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Rupa Balachandran
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Rupa Balachandran
                                    ---------------------------------
                                    Signature


                                    397 Laurie Meadows Drive #436
                                    ---------------------------------
                                    Address

                                    San Mateo, CA  94403
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Vanita Balchandran
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Vanita Balachandran
                                    ---------------------------------
                                    Signature


                                    34 Anthony Lane
                                    ---------------------------------
                                    Address

                                    Lawrenceville, N.J.  08048
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Kamala Anantharam
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Kamala Anantharam
                                    ---------------------------------
                                    Signature


                                    374 Tysens Drive
                                    ---------------------------------
                                    Address

                                    Staten Island, N.Y.  10306
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Ronald Obsgarten
                                    ---------------------------------
                                    Name (Please Print)


                                    /s/Ronald Obsgarten
                                    ---------------------------------
                                    Signature


                                    8743 NW 76 Drive
                                    ---------------------------------
                                    Address

                                    Tamarac, FL  33321
                                    ---------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION
                 COUNTERPART SIGNATURE PAGE FOR SIGNATURE OF
                          THE FRONT PORCH STOCKHOLDERS

            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 2nd day of May, 2000, among Empire Communications Corporation, a Nevada corporation ("Empire"); Susan M. Grant, its sole director, executive officer and principal stockholder ("Grant"); Front Porch Digital Inc., a Delaware corporation ("Front Porch"); the Front Porch stockholders (the "Front Porch Stockholders"), who are signatories thereto, is executed by the undersigned, a Front Porch Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.


                                    Pryor Cashman Sherman & Flynn LLP
                                    ---------------------------------
                                    Name (Please Print)


                                    By:  /s/Eric M. Hellige, Partner
                                    ---------------------------------
                                    Signature


                                    410 Park Avenue
                                    ---------------------------------
                                    Address

                                    New York, N.Y  10022
                                    ---------------------------------

                                    EXHIBIT A

                            FRONT PORCH DIGITAL INC.
                                Founders' Shares

--------------------------------------------------------------------------------
Grant Shares To                           Shares           Addresses
--------------------------------------------------------------------------------

      Andreas Moschonikolakis             60,000     163 Van Brackle Drive
                                                     Aberdeen, NJ  07747
--------------------------------------------------------------------------------
      Melanie R. Fendt                 1,000,000     18 Dean Lane
                                                     Cherry Hill, NJ  08034
--------------------------------------------------------------------------------
      Frederick M. Venzie III            500,000     109 Crooked Lane
                                                     Cherry Hill, NJ  08034
--------------------------------------------------------------------------------
      Frances D'Amato Hetherington       190,000     30 Dean Lane
                                                     Cherry Hill, NJ  08034
--------------------------------------------------------------------------------
      Domenic Polimeni                    10,000     122 Watkins
                                                     Gibbstown, NJ 08027
--------------------------------------------------------------------------------
      Anna Richmond                      200,000     1032 Walnut Avenue
                                                     Woodbury Hts, NJ 08097
--------------------------------------------------------------------------------
      Mike Thaler                         80,000     2 Dickens Avenue
                                                     Dix Hills, NY 11746
--------------------------------------------------------------------------------
      Bob Gupta                          100,000     1 Pickering Drive
                                                     Robbinsville, NJ 08691
--------------------------------------------------------------------------------
      Jay Yogeshwar                    6,400,000     34 Anthony Lane
                                                     Lawrenceville, NJ 08648
--------------------------------------------------------------------------------
      Rupa Balachandran                  150,000     397 Laurie Meadows Drive
                                                     #436
                                                     San Mateo, CA 94403
--------------------------------------------------------------------------------
      Vanita Balachandran                300,000     34 Anthony Drive
                                                     Lawrenceville, NJ 08648
--------------------------------------------------------------------------------
      Kamala Anantharam                  150,000     374 Tysens Drive
                                                     Staten Island, NY 10306
--------------------------------------------------------------------------------
      Ron Obsgarten                      100,000     8743 NW 76th Drive
                                                     Tamarac, FL 33321
--------------------------------------------------------------------------------
      Pryor Cashman Sherman & Flynn,     200,000     410 Park Avenue, 10th Floor
      LLP                                            New York, NY 10022
--------------------------------------------------------------------------------
                                           Total
                                       9,440,000
--------------------------------------------------------------------------------

                                    EXHIBIT B

                        EMPIRE COMMUNICATIONS CORPORATION
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                December 31, 1999

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Empire Communications Corporation
(A Development Stage Company)
Springville, Utah

We have audited the accompanying balance sheet of Empire Communications Corporation (a development stage company) as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1999 and 1998 and from inception on April 27, 1995 through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire Communications Corporation (a development stage company) as of December 31, 1999 and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 and from inception on April 27, 1995 through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is a development stage company with no significant operating results to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Jones, Jensen & Company
Salt Lake City, Utah
March 27, 2000

                        EMPIRE COMMUNICATIONS CORPORATION
                          (A Development Stage Company)
                                  Balance Sheet

                                     ASSETS

CURRENT ASSETS

  Cash                                                           $     14,483
                                                                 ------------

   Total Current Assets                                                14,483
                                                                 ------------

   TOTAL ASSETS                                                  $     14,483
                                                                 ============


                      LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES

  Accounts payable                                               $      5,075
                                                                 ------------

   Total Liabilities                                                    5,075
                                                                 ------------

STOCKHOLDERS EQUITY

  Preferred stock; authorized 5,000,000 shares at $0.001
   par value; no shares issued or outstanding                          -
  Common stock; authorized 50,000,000 shares at $0.001
   par value; 23,200,000 shares issued and outstanding                 23,200
  Additional paid-in capital                                          102,800
  Deficit accumulated during the development stage                   (116,592)
                                                                 ------------

   Total Stockholders Equity                                            9,408
                                                                 ------------

   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                     $     14,483
                                                                 ============


  The accompanying notes are an integral part of these financial statements.

                              EMPIRE COMMUNICATIONS
                          (A Development Stage Company)
                            Statements of Operations


                                                                     From
                                                                 Inception on
                                         For the Years Ended       April 27,
                                             December 31,        1995 through
                                     --------------------------  December 31,
                                          1999         1998          1999
                                     ------------- ------------  ------------

REVENUES                             $         -   $        -    $        -
                                     ------------- ------------  ------------

EXPENSES

  General and administrative                10,156          -          10,156
                                     ------------- ------------  ------------

   Total Expenses                           10,156          -          10,156
                                     ------------- ------------  ------------

LOSS FROM OPERATIONS                       (10,156)         -         (10,156)
                                     ------------- ------------  ------------

OTHER INCOME

  Interest income                               70          -              70
                                     ------------- ------------  ------------

   Total Other Income                           70          -              70
                                     ------------- ------------  ------------

LOSS BEFORE DISCONTINUED
 OPERATIONS                                (10,086)         -         (10,086)
                                     ------------- ------------  ------------

DISCONTINUED OPERATIONS

  Loss on discontinued operations              -        (81,422)     (106,506)
                                     ------------- ------------  ------------

   Total Discontinued Operations               -        (81,422)     (106,506)
                                     ------------- ------------  ------------

NET LOSS                             $     (10,086)$    (81,422) $   (116,592)
                                     ============= ============  ============

BASIC NET LOSS PER SHARE

  Loss from operations               $       (0.00)$        -
  Discontinued operations                      -          (0.03)
                                     ------------- ------------

     Basic Net Loss Per Share        $       (0.00)$      (0.03)
                                     ============= ============


  The accompanying notes are an integral part of these financial statements.

                        EMPIRE COMMUNICATIONS CORPORATION
                          (A Development Stage Company)
                        Statement of Stockholders' Equity

                                                                                  Deficit
                                                                                Accumulated
                                            Common Stock          Additional     During the
                                    --------------------------     Paid-in      Development
                                      Shares          Amount       Capital         Stage
                                    ----------     -----------    ----------    ------------

Balance, April 27, 1995                    -       $       -      $      -      $        -

Common stock issued for
 cash at $0.001 per share            2,000,000           2,000        (1,000)            -

Recapitalization of G.E.C., Inc.     1,000,000           1,000         4,000             -

Net loss for the period ended
 December 31, 1996                         -               -             -            (5,125)
                                    ----------     -----------    ----------    ------------

Balance, December 31, 1996           3,000,000           3,000         3,000          (5,125)

Common stock issued for
 cash at $1.00 per share               200,000             200        99,800             -

Net loss for the year ended
 December 31, 1997                         -               -             -           (19,959)
                                    ----------     -----------    ----------    ------------

Balance, December 31, 1997           3,200,000           3,200       102,800         (25,084)

Net loss for the year ended
 December 31, 1998                         -               -             -           (81,422)
                                    ----------     -----------    ----------    ------------

Balance, December 31, 1998           3,200,000           3,200       102,800        (106,506)

Common stock issued for cash
 at $0.001 per share                20,000,000          20,000           -               -

Net loss for the year ended
 December 31, 1999                         -               -             -           (10,086)
                                    ----------     -----------    ----------    ------------

Balance, December 31, 1999          23,200,000     $    23,200    $  102,800    $   (116,592)
                                    ==========     ===========    ==========    ============

  The accompanying notes are an integral part of these financial statements.

                        EMPIRE COMMUNICATIONS CORPORATION
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                                From
                                                                            Inception on
                                                    For the Years Ended      April 27,
                                                        December 31,        1995 through
                                               --------------------------   December 31,
                                                   1999          1998           1999
                                               ------------  ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES

  Net loss                                     $    (10,086) $    (81,422)  $   (116,592)
  Adjustments to reconcile net loss to net
   cash used by operating activities:
   Loss on sale of subsidiary                           -          58,930         58,930
  Changes in assets and liabilities:
   Increase in accounts payable                       4,569           506          5,075
                                               ------------  ------------   ------------

     Net Cash Used by Operating Activities           (5,517)      (21,986)       (52,587)
                                               ------------  ------------   ------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Proceeds from sale of subsidiary                      -          16,912         16,912
  Investment in subsidiary                              -          -             (75,842)
                                               ------------  ------------   ------------

     Net Cash Used by Investing Activities              -          16,912        (58,930)
                                               ------------  ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Cash acquired in recapitalization of
    subsidiary                                          -             -            5,000
  Common stock issued for cash                       20,000           -          121,000
                                               ------------  ------------   ------------

     Net Cash Provided by Financing
       Activities                                    20,000           -          126,000
                                               ------------  ------------   ------------

NET INCREASE (DECREASE) IN CASH                      14,483        (5,074)        14,483

CASH AT BEGINNING OF PERIOD                             -           5,074            -
                                               ------------  ------------   ------------

CASH AT END OF PERIOD                          $     14,483  $        -     $     14,483
                                               ============  ============   ============

Cash Paid for:

  Interest                                     $        -    $        -     $        -
  Income taxes                                 $        -    $        -     $        -

                        EMPIRE COMMUNICATIONS CORPORATION
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                December 31, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization and Operating History

         The Company was incorporated in the State of Nevada on April 27, 1995, under the name of Landmark Leasing, Corp.

         The Company planned on operating as a leasing company of residential property, commercial property, vehicles, and related activities. The Company has discontinued pursuing any of these activities and accordingly remains a development stage company. The Company changed its name to Litigation Economics, Inc. on December 22, 1996. The Company changed its name to Empire Communications Corporation on March 23, 1998.

         On December 22, 1996, the Company acquired all of the outstanding stock of G.E.C., Inc., (the Subsidiary) for 1,000,000 shares of the Company's common stock valued at $.001 per share or $1,000 which represented the capital contributed to the subsidiary. The acquisition of the Subsidiary was recorded as a recapitalization of the Subsidiary, whereby the acquired company is treated as the surviving entity for accounting purposes. The Subsidiary was formed on July 31, 1996 in the State of Idaho. The Subsidiary was engaged in the field of economic advising and consulting and commenced principal business operations during 1997. Accordingly, the subsidiary was also considered a development stage company. On December 1, 1998, the Company sold all of the outstanding stock of the Subsidiary for $16,911.

         Summary of Significant Accounting Policies

         a.  Accounting Method

         The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

         b.  Basic Net Loss Per Share

         The computation of basic net (loss) per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements.

                                                       1999          1998
                                                   ------------  -------------

         Numerator (loss)                          $    (10,086) $     (81,422)
                                                   ------------  -------------

         Denominator - shares                        18,597,260      3,200,000
                                                   ------------  -------------
         Loss per share                            $      (0.00) $       (0.03)
                                                   ============  =============

                        EMPIRE COMMUNICATIONS CORPORATION
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                December 31, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         c.  Provision for Taxes

         At December 31, 1999, the Company has net operating loss carryforwards of approximately $116,000 that may be offset against future taxable income through 2019. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the operating loss carryforwards will expire unused. Accordingly, the potential tax benefits of the operating loss carryforwards are offset by a valuation allowance of the same amount.

         d.  Cash and Cash Equivalents

         For purposes of the financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

         e.  Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         f. Revenue Recognition

         The Company currently has no source of revenues. Revenue recognition policies will be determined when principal operations begin.


NOTE 2 - COMMON STOCK OPTIONS

         In October of 1996, the Board of Directors adopted the 1996 Stock Option Plan (the "Plan"), allowing the Company to offer its key employees, officers, directors, consultants, and sales representatives an opportunity to acquire a proprietary interest in the Company. The total number of shares reserved and available for distribution under the Plan were 400,000 shares. These shares will underlie the Options issued by the Company pursuant to the Plan. The Option holders will not be protected against dilution if the Company should issue additional shares of common stock in the future. Neither the Options, nor the shares underlying the Options have pre-emptive rights. The plan was amended on March 13, 1998 to increase the shares available under the plan to 800,000 pre-split. Accordingly, with the effect of the 2 for 1 forward stock split 1,600,000 shares became available under the plan in 1998. As of December 31, 1999, no activity has transpired with regard to the Plan.

                        EMPIRE COMMUNICATIONS CORPORATION
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                December 31, 1999


NOTE 3 - GOING CONCERN

         The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash and has not had significant operations. To date, the Company has been able to cover operating costs with existing financial resources. The Company is seeking a merger with an existing, operating company. In the interim, officers of the Company have committed to make capital contributions or advances to the Company should additional funds be needed to pay operating expenses.


NOTE 4 - STOCK TRANSACTIONS

         On March 13, 1998 the Company approved a 2-for-1 forward stock split. These financial statements have been retroactively restated to reflect the change.

         On March 25, 1999, the Company issued 20,000,000 shares of common stock for $20,000 to a related party.


NOTE 5 - DISCONTINUED OPERATIONS

         On December 31, 1998, the Company agreed to sell all of its ownership of G.E.C., Inc. to the individual from whom it was originally purchased for $16,911 in cash. All prior operations have been classified as discontinued.

         The following is a summary of the discontinued operations:

                                                                      From
                                                                  Inception on
                                                      For the       April 27,
                                                     Year Ended   1995 Through
                                                    December 31,  December 31,
                                                         1998         1998
                                                    ------------  ------------

         REVENUES                                   $     -       $     -
                                                    ------------  ------------

         EXPENSES

           General and administrative                     22,492        47,576
                                                    ------------  ------------

              Total Expenses                              22,492        47,576
                                                    ------------  ------------

         LOSS FROM OPERATIONS                            (22,492)      (47,576)
                                                    ------------  ------------

         LOSS ON SALE OF SUBSIDIARY                      (58,930)      (58,930)
                                                    ------------  ------------

         NET LOSS FROM DISCONTINUED OPERATIONS      $    (81,422) $   (106,506)
                                                    ============  ============

         No income tax benefit has been attributed to the loss from discontinued operations.

                                    EXHIBIT C

                  None.

                                    EXHIBIT D

                           FRONT PORCH DIGITAL INC.

                         UNAUDITED FINANCIAL STATEMENTS

        Balance Sheet and Statement of Operations for the period ended
                                March 22, 2000

                            FRONT PORCH DIGITAL INC.

                                  Balance Sheet
                              As of March 22, 2000
                                   [Unaudited]

Assets
   Current Assets

     Cash and cash equivalents                             $ 155,000
     Accounts Receivable                                   $  22,780

      Total Current Assets                                 $ 177,780

     Property and Equipment - Net                          $ 211,552

      Total Assets                                         $ 389,332

Liabilities and Stockholders' Equity
   Current Liabilities
     Accounts Payable                                      $ 114,297
     Notes Payable                                         $ 300,000
      Total Current Liabilities                            $ 414,297

   Stockholders' Equity
     Common Stock Issued
      11,800,000 Shares                                    $  11,800

      Total Stockholders Equity                            $ (24,965)

      Total Liabilities and Stockholders' Equity           $ 389,332

                            FRONT PORCH DIGITAL INC.

                             Statement of Operations
                              As of March 22, 2000
                                   [Unaudited]


                                           For the Month
                                            March 2000         Year To Date

Revenues

     Encoding Services                    $      -                $     -
     DVD Authoring Services               $    22,750             $   22,750
     Web Solutions                        $      -                $     -
     Other                                $      -                $     -

     Total Revenues                       $    22,750             $   22,750


Operating Expenses
     Salaries                             $    25,089             $   50,178
     Payroll Taxes & Benefits             $    16,429             $   32,858
     Consulting/Contractor Fees           $    11,000             $   11,000
     Office Rent                          $    11,800             $   23,600
     Equipment Lease                      $    10,989             $   21,978
     Travel Expense                       $     2,263             $   13,969
     Insurance Expense                    $     3,814             $    7,628
     Other                                $     3,877             $    7,104

     Total Operating Expenses             $    85,261             $  168,315

     Net Loss                             $   (62,511)            $ (145,565)

     Weighted Average Number of
        Common Shares Outstanding         $11,800,000

     Loss Per Common Share                $     (0.01)

                                    EXHIBIT E

            In April 2000, the Company borrowed $500,000.00 from one investor on the same terms as the Bridge Loan in March 2000.

                                    EXHIBIT F



Interwest Transfer Company
Transfer Agent & Registrar Agent
1981 Murray Holladay Road
Salt Lake City, Utah 84117

Empire Communications Corp.
545 West 150 South
Springville, Utah 84663

Re:   Exchange of shares of Front Porch Digital, Inc., a Delaware corporation ("Front Porch"), for shares of Empire
            Communications Corp., a Nevada corporation ("Empire or "the Company")

Dear Ladies and Gentlemen:

            Pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") among Empire, Susan M. Grant, Front Porch and the stockholders of Front Porch, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Agreement; that I have had the opportunity to receive and personally review a copy of any and all material documents regarding the Company, including, but not limited to Articles of Incorporation, Bylaws, minutes of meetings of directors and stockholders, financial statements and the Company's reports which have been filed with the Securities and Exchange Commission during the past 12 months. I represent and warrant that no director or officer of the Company or any associate of either has solicited this exchange; that I am an "accredited investor" as that term is known under the Rules and Regulations of the Securities and Exchange Commission (see Exhibit "A" hereto); and/or, I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

            I understand that the Company has and will make books and records of the Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company. I understand that the accounting firm for Empire is Jones Jenson & Co., 50 South Main Street, No. 1450, Salt Lake City, Utah 84144, Telephone #801-328-4408; and that legal counsel for Empire is Leonard W. Burningham, Esq., 455 East 5th South, Suite 205, Salt Lake City, Utah 84111, Telephone #801-363-7411.

            I also understand that I must bear the economic risk of ownership of any of the Empire shares for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

            I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Front Porch for use by Empire as they are made to induce you to issue me the shares of Empire under the Agreement, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

            1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

            2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

            3. That I understand the meaning of "unregistered shares" and know that they are not freely tradeable;

            4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

            5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

            6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable laws, rules and regulations;

            7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

            8. I also understand that without approval of counsel for Empire all shares of Empire to be issued and delivered to me in exchange for my shares of Front Porch shall be represented by one stock certificate only which shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

            The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

            Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. Empire will attempt to accommodate any stockholders' request where Empire views the request is made for valid business or personal reasons so long as in the sole discretion of Empire the granting of the request will not facilitate a "public" distribution of unregistered shares of common voting stock of Empire.

            You are requested and instructed to issue a stock certificate as follows, to-wit:


            --------------------------------------------------------
            (Name(s) and Number of Shares)


            --------------------------------------------------------
            (Address)


            --------------------------------------------------------
            (City, State and Zip Code)


            If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

            Dated this          day of                        , 2000.
                      ---------        -----------------------

                                            Very truly yours,




                                            ---------------------------

                                    EXHIBIT G


                         CERTIFICATE OF OFFICER PURSUANT TO

                      AGREEMENT AND PLAN OF REORGANIZATION

            The undersigned, the President of Empire Communications Corp., a Nevada corporation ("Empire"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Agreement") between Empire and Front Porch Digital, Inc., a Delaware corporation ("Front Porch"), and the stockholders of Front Porch (the "Front Porch Stockholders"):

            1. That she is the President of Empire and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Front Porch and the Front Porch Stockholders.

            2. Based on her personal knowledge, information, belief and opinions of counsel for Empire regarding the Agreement:

                (i) All representations and warranties of Empire contained within the Agreement are true and correct;

               (ii) Empire has complied with all terms and provisions required of it pursuant to the Agreement; and

              (iii) There have been no material adverse changes in the financial position of Empire as set forth in its financial statements for the periods ended December 31, 1999 and 1998, except as set forth in Exhibit C to the Agreement.


                                    EMPIRE COMMUNICATIONS CORP.



                                    By
                                       -----------------------------

                                    EXHIBIT H

                       CERTIFICATE OF OFFICER PURSUANT TO

                      AGREEMENT AND PLAN OF REORGANIZATION



            The undersigned, the Chief Executive Officer of Front Porch Digital Inc., a Delaware corporation ("Front Porch"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Agreement") among Front Porch, its stockholders (the "Front Porch Stockholders"), Empire Communications Corp., a Nevada corporation ("Empire") and Susan M. Grant, the sole director and principal stockholder of Empire:

            1. That he is the CEO of Front Porch and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Empire.

            2.      Based on his personal knowledge, information, belief:

                (i) All representations and warranties of Front Porch contained within the Agreement are true and correct;

               (ii) Front Porch has complied with all terms and provisions required of it pursuant to the Agreement; and

              (iii) There have been no material adverse changes in the financial position of Front Porch as set forth in its balance sheet and statement of operations for the period ended March 22, 2000, except as set forth in Exhibit E to the Agreement.


                                    FRONT PORCH DIGITAL, INC.



                                    By
                                       --------------------------